SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant /_/

Check the appropriate box:

/X/ Preliminary Proxy Statement
/ / Definitive Proxy Statement
/_/ Definitive Additional Materials
/_/ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                   CRA REALTY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

/_/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-6(j)(2).
/_/ $500 per each party to the controversy pursuant to
    Exchange Act Rule 14a-6(1)(3).
/_/ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

/X/ No Fee Required.

1) Title of each class of securities to which transaction applies:

   _____________________________________________________________________________

2) Aggregate number of securities to which transaction applies:

   _____________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

   _____________________________________________________________________________

4) Proposed maximum aggregate value of transaction:

   _____________________________________________________________________________

/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount previously paid: _________________________________________________

    2) Form, Schedule or Registration No. ______________________________________

    3) Filing party: ___________________________________________________________

    4) Date filed: _____________________________________________________________

___________
*Set forth the amount on which the filing fee is calculated and state how it was determined.

                           CRA REALTY SHARES PORTFOLIO

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                       IMPORTANT SHAREHOLDER INFORMATION
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THIS DOCUMENT CONTAINS YOUR PROXY STATEMENT AND PROXY CARD. A PROXY CARD IS, IN
ESSENCE, A BALLOT. WHEN YOU VOTE YOUR PROXY, IT TELLS US HOW TO VOTE ON YOUR BEHALF ON IMPORTANT ISSUES RELATING TO YOUR FUND. EACH PROXY CARD MAY BE COMPLETED BY CHECKING THE APPROPRIATE BOX AND VOTING FOR OR AGAINST THE SPECIFIC PROPOSALS RELATING TO YOUR FUND. IF YOU SIMPLY SIGN THE PROXY WITHOUT SPECIFYING A VOTE, YOUR SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES.

PLEASE SPEND A FEW MINUTES WITH THE PROXY STATEMENT, FILL OUT YOUR PROXY CARD, AND RETURN IT TO US. VOTING YOUR PROXY, AND DOING SO PROMPTLY, ENSURES THAT THE FUND WILL NOT NEED TO CONDUCT ADDITIONAL MAILINGS. IF SHAREHOLDERS DO NOT RETURN THEIR PROXIES IN SUFFICIENT NUMBERS, THE FUND MAY HAVE TO INCUR THE EXPENSE OF FOLLOW-UP SOLICITATIONS, WHICH COULD COST YOUR FUND MONEY.

PLEASE TAKE A FEW MOMENTS TO EXERCISE YOUR RIGHT TO VOTE. THANK YOU.

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                         THE ADVISORS' INNER CIRCLE FUND

                         THE ADVISORS' INNER CIRCLE FUND
                           CRA REALTY SHARES PORTFOLIO

Dear Shareholder,

         A shareholder meeting of the CRA Realty Shares Portfolio (the "Fund"), a portfolio of The Advisors' Inner Circle Fund (the "Trust"), has been scheduled for Monday, October 26, 1998. If you were a shareholder of record as of the close of business on September 17, 1998, you are entitled to vote at the meeting and any adjournment of the meeting.

         The Fund's Trustees have called the special shareholder meeting to permit the Fund's shareholders to consider a new investment advisory agreement with CRA Real Estate Securities, L.P. ("CRA"). The principals of CRA, the investment adviser to the Fund, have entered into an agreement with Nationale -- Nederlanden Interfinance, B.V. and its subsidiaries (collectively, "ING"), a member of ING Group, pursuant to which CRA and certain other entities will be acquired by ING, as further described in the enclosed proxy statement. The three senior CRA professionals have agreed, as part of the transaction, to enter into employment contracts with CRA. The terms of the proposed new investment advisory agreement between the Fund and CRA are substantially identical to the terms of the current investment advisory agreement, except for the dates of execution, effectiveness and termination, [and the inclusion of escrow provisions (which are applicable in the event that the transaction closes prior to the approval of the new advisory agreement by shareholders).] The enclosed proxy statement describes the proposed transaction in greater detail, and explains the basis for the Trustees' decision to approve the new agreement and recommend it to the Fund's shareholders.

         While you are, of course, welcome to join us at the meeting, most shareholders cast their votes by filling out and signing the enclosed proxy card. Whether or not you plan to attend the meeting, we need your vote. PLEASE MARK, SIGN, AND DATE THE ENCLOSED PROXY CARD(S) AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THE MAXIMUM NUMBER OF SHARES MAY BE VOTED. YOUR VOTE IS IMPORTANT TO US. Please do not hesitate to call Jeff Winton of CRA at 1-888-712-1103 or call 1-800-932-7781 if you have any questions about the Proposal. Thank you for taking the time to consider this important proposal and for your investment in the Fund.

                                         Sincerely,

                                         /s/ Mark Nagle
                                         ------------------------
                                         Mark Nagle
                                         President
                                         The Advisors' Inner Circle Fund

                            IMPORTANT NOTICE

Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the proposal.

                               QUESTIONS & ANSWERS

Q: WHY AM I RECEIVING THIS PROXY STATEMENT?

A: Federal securities laws require a vote by a fund's shareholders whenever the fund's investment adviser or sub-adviser is subject to a change in its ownership structure or in the identity of its controlling parties. The owners of CRA, the Fund's investment adviser, and certain other entities have entered into an agreement pursuant to which CRA and such other entities will be acquired by ING. Your Fund is seeking shareholder approval of the following proposal:

o Approval of a new investment advisory agreement between the Trust, on behalf of the Fund, and CRA, the Fund's adviser.

Please refer to the proxy statement for a detailed explanation of the proposal.

Q: HOW WILL THIS AFFECT MY ACCOUNT?

A: You can expect the same level of management expertise and service from CRA to which you've grown accustomed. The terms of the proposed new investment advisory agreement between the Trust and CRA are substantially identical to the terms of the current investment advisory agreement on behalf of the Fund, except for the dates of execution, effectiveness and termination, and the inclusion of escrow provisions (which are applicable only in the event that the transaction closes prior to the approval of the new advisory agreement by shareholders). THE PROPOSAL DOES NOT REQUEST AN INCREASE IN THE RATE OF THE FUND'S INVESTMENT ADVISORY FEE. FURTHER, THE PROPOSED TRANSACTION WILL NOT RESULT IN A CHANGE IN THE FUND'S PORTFOLIO MANAGERS.

Q: WILL MY VOTE MAKE A DIFFERENCE?

A: Your vote is needed to ensure that the Proposal can be acted upon. Additionally, your immediate response on the enclosed proxy card will help save the costs of any further solicitations for a shareholder vote. We encourage all shareholders to participate in the governance of their Fund.

Q: HOW DO THE TRUSTEES OF MY FUND SUGGEST THAT I VOTE?

A: After careful consideration, the Trustees of your Fund, including the independent Trustees who comprise a majority of the Fund's Board of Trustees, unanimously recommend that you vote "FOR" the proposal.

Q: WHOM DO I CALL IF I HAVE QUESTIONS?

A: Please call Jeff Winton of CRA at 1-888-712-1103 or call us at 1-800-932-7781 between 9:00 a.m. and 5:00 p.m. New York time, Monday through Friday.

Q: WHERE DO I MAIL MY PROXY CARD?

A: You may use the enclosed postage-paid envelope.

                         THE ADVISORS' INNER CIRCLE FUND

                           CRA REALTY SHARES PORTFOLIO

                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                OCTOBER 26, 1998

To the Shareholders of CRA Realty Shares Portfolio:

         Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the CRA Realty Shares Portfolio, a portfolio of The Advisors' Inner Circle Fund, will be held at the offices of the Trust, One Freedom Valley Drive, Oaks, Pennsylvania 19456, on [October 26, 1998 at 3:30 p.m.], local time, for the following purposes:

         1. TO CONSIDER AND VOTE UPON A PROPOSAL TO APPROVE A NEW ADVISORY AGREEMENT BETWEEN THE ADVISORS' INNER CIRCLE FUND (THE "TRUST"), ON BEHALF OF THE CRA REALTY SHARES PORTFOLIO (THE "FUND") AND CRA REAL ESTATE SECURITIES ("CRA"), RELATING TO THE FUND.

         2. TO TRANSACT OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

         The current advisory agreement between the Trust and CRA on behalf of the Fund will terminate when CRA, the adviser to the Fund, is acquired by ING, a large integrated financial services company. Under the Investment Company Act of 1940, this transaction will result in an "assignment" of the advisory agreement, which will cause the termination of the agreement. It is proposed that CRA continue to serve as adviser under the new agreement described in the attached proxy statement. The Board of Trustees has approved, and is recommending that Shareholders of the Fund vote to approve a new advisory agreement between the Trust and CRA for the Fund.

         All Shareholders are cordially invited to attend the meeting. Regardless of whether you plan to attend the meeting, please complete, sign, and date the enclosed proxy and return it promptly in the enclosed envelope so that a quorum will be present and a maximum number of shares may be voted. If you are present at the meeting, you may change your vote, if desired, at that time.

         Shareholders of record at the close of business on September 17, 1998, are entitled to receive notice of and to vote at that meeting or any adjournment thereof.

                                            By Order of the Board of Trustees


                                            /s/ Richard W. Grant
                                            ------------------------------
                                            Richard W. Grant
                                            Secretary


__________, 1998


                   PROMPT EXECUTION AND RETURN OF THE ENCLOSED
                      PROXY IS REQUESTED. A SELF-ADDRESSED,
                              POSTAGE PAID ENVELOPE
                        IS ENCLOSED FOR YOUR CONVENIENCE

                         THE ADVISORS' INNER CIRCLE FUND

                           CRA REALTY SHARES PORTFOLIO

                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456

                                 PROXY STATEMENT


         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of The Advisors' Inner Circle Fund (the "Trust"), on behalf of the CRA Realty Shares Portfolio (the "Fund"), for use at the Special Meeting of Shareholders to be held at the offices of the Trust, One Freedom Valley Drive, Oaks, Pennsylvania 19456, on [Monday, October 26, 1998, at 3:30 p.m.], local time, and at any adjourned session thereof (this meeting and any adjournment thereof are hereinafter referred to as the "Meeting"). Shareholders of record at the close of business on September 17, 1998 ("Shareholders") are entitled to vote at the Meeting.

         As of September 17, 1998, the Fund had [___________] shares outstanding. Each share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote on each matter at the Meeting. In addition to the solicitation of proxies by mail, directors and officers of the Trust, officers and employees of CRA and officers and employees of SEI Investments Mutual Funds Services, the Administrator for the Fund, may solicit proxies in person or by telephone. In addition, third parties hired for the purpose may solicit proxies in person, by fax or by telephone. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting materials to their principals. The cost of solicitation will be borne by ING. The Proxy Card and this Proxy Statement are being mailed to the Shareholders on or about October 6, 1998.

         Shares represented by duly executed proxies will be voted in accordance with the instructions given. Proxies may be revoked at any time before they are exercised by a written revocation received by the President of the Trust at One Freedom Valley Drive, Oaks, Pennsylvania 19456, by properly executing a later-dated proxy, or by attending the Meeting and voting in person.

                                  INTRODUCTION

         The Trust is organized as a Massachusetts business trust and is not required to hold annual meetings of Shareholders. The Board of Trustees has called this Meeting to permit Shareholders of the Fund to vote on a new advisory agreement, which is to take effect upon the termination of the existing advisory agreement. The existing advisory agreement will terminate upon the completion of the acquisition of CRA by ING as more fully described below (the "Transaction"). The Transaction will technically cause an "assignment" of the current advisory agreement ("Current Advisory Agreement"), which will have the effect under the Investment Company Act of 1940 (the "1940 Act"), of terminating the Current Advisory Agreement. This Proxy Statement solicits votes on the proposal to approve a new advisory agreement between CRA, the investment adviser to the Fund, and the Trust, on behalf of the Fund. AS DESCRIBED BELOW, THE PROPOSAL DOES NOT REQUEST AN INCREASE IN THE RATE OF THE FUND'S INVESTMENT ADVISORY FEE. FURTHER, THE TRANSACTION WILL NOT RESULT IN A CHANGE IN THE FUND'S PORTFOLIO MANAGER.


PROPOSAL 1.  APPROVAL OF A NEW ADVISORY AGREEMENT FOR THE FUND

BACKGROUND

         On September 28, 1998, the Trust's Board, including a majority of the non-interested Trustees, approved a new advisory agreement by and between the Trust, on behalf of the Fund, and CRA (the "New Advisory Agreement") embodying substantially identical terms and fees as the Current Advisory Agreement, except for the dates of execution, effectiveness and termination, and the inclusion of escrow provisions (which are applicable only in the event that the Transaction closes prior to the approval of the New Advisory Agreement by Shareholders). Shareholders are being asked to approve the New Advisory Agreement with respect to the Fund. A copy of the form of New Advisory Agreement is attached as Annex A
                                                                         ------
to this Proxy Statement.

THE TRANSACTION

         The partners of CRA and certain other persons (collectively, the "Sellers") who collectively own all the outstanding equity interests in CRA and certain other entities, have entered into an agreement (the "Purchase Agreement") with ING for the Sellers to sell all of the equity interests in CRA and such other entities owned by them, to ING (the "Transaction"). After the completion of the Transaction, CRA will become a wholly-owned subsidiary of ING.

         The Transaction is not expected to result in material changes in the business, corporate structure or composition of the senior management or personnel of CRA, or in the manner in which CRA renders advisory or other services to the Fund. The Purchase Agreement does not contemplate any material changes, other than changes in the ordinary course of business, in the management or operations of CRA relating to the Fund, the personnel managing the Fund or in the other service providers to or business activities of the Fund. ING and CRA do not anticipate that the Transaction or any ancillary transactions will cause any reduction in the quality of services now provided by CRA to the Fund or have any adverse effect on CRA's ability to fulfill its obligations under the New Advisory Agreement or to operate its business in a manner consistent with past business practices.

THE TERMS OF THE AGREEMENT

         The Transaction is expected to close during the fourth quarter of 1998, provided that a number of conditions set forth in the Purchase Agreement are met or waived. The conditions require, among other things, that as of the closing of the Transaction a certain portion of the clients or CRA and certain related entities which are also being acquired by ING have not raised any objections to the Transaction. The approval of the Shareholders of the Fund is not a condition to the Closing of the Transaction. There is no financing condition to the closing of the Transaction.

         The three senior managers of CRA have agreed to enter into new employment and non-competition agreements with CRA in connection with the Transaction. The employment agreements are intended to ensure that the services of the Managing Directors are available to CRA (and thus to the Fund) for a term of at least five years. Each non-competition agreement prohibits the employee from competing with CRA in various ways during and for a certain time period after the termination of employment. Although there can be no assurance that any employee of CRA will choose to remain employed by CRA after the Transaction, CRA expects to continue to provide competitive compensation and benefit packages and other incentives necessary to retain and attract quality personnel.

         The Fund's Board of Trustees approved the New Advisory Agreement and called this Special Meeting of the Shareholders to approve the New Advisory Agreement. ING has agreed to pay all expenses relating to the procurement of a Shareholder vote. If Shareholder approval is not forthcoming, the Fund's Board will meet to discuss its options, which may include recommending the hiring, subject to Board and Shareholder approval, of one or more new advisers.

INFORMATION REGARDING CRA

         CRA is a privately held [Delaware] limited partnership with over 14 years of experience as an investment adviser to individual and institutional clients. Founded in 1984, CRA is currently owned by its three senior professionals and the senior professionals of Clarion Partners, LLC, which is also being acquired by ING. CRA has approximately 17 employees in addition to its Managing Directors. CRA had approximately $1.4 billion of assets under management as of June 30, 1998. CRA's principal business address is Suite 205, 259 North Radnor-Chester Road, Radnor, Pennsylvania 19087. Annex B to this Proxy Statement sets forth the name, business address and principal occupation of each of CRA's senior professionals.

         After completion of the Transaction, CRA will be a wholly-owned subsidiary of ING.

EFFECT OF THE TRANSACTION ON THE EXISTING ADVISORY AGREEMENT

         Consummation of the Transaction will constitute an "assignment" (as defined in the 1940 Act) of the Current Advisory Agreement. As required by the 1940 Act, the Current Advisory Agreement will terminate upon consummation of the Transaction.

         In anticipation of the Transaction, and in order for CRA to continue to serve as the Fund's investment adviser after consummation of the Transaction, the New Advisory Agreement between CRA and the Trust on behalf of the Fund must be approved (i) by a majority of the Trustees of the Trust who are not parties to the New Advisory Agreement or interested persons of any party thereto (the "Independent Trustees"), and (ii) by vote of the holders of "a majority of the outstanding voting securities" (within the meaning of the 1940 Act) of the Fund.

         AT A MEETING HELD ON SEPTEMBER 28, 1998, THE TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY VOTED TO APPROVE THE NEW ADVISORY AGREEMENT FOR THE FUND AND TO RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE FOR THE APPROVAL OF THE NEW ADVISORY AGREEMENT.

         In evaluating the New Advisory Agreement, the Trustees reviewed materials furnished by CRA and ING, including information regarding CRA, ING, their respective affiliates and their personnel, operations and financial condition. The Trustees also reviewed the terms of the Transaction and its possible effects on the Fund and its shareholders. Representatives of CRA discussed with the Trustees the anticipated effects of the Transaction, and indicated their belief that as a consequence of the proposed transaction, the operations of the Fund and the capabilities of CRA to provide advisory and other services to the Fund would not be materially adversely affected and may be enhanced by the resources of ING, though there could be no assurance as to any particular benefits that may result.

         In making their recommendation, the Trustees deemed to be especially important the experience of CRA's key personnel in Fund management, the arrangements made to secure the continued service of the key personnel in Fund management, the high quality and extent of research and management services CRA is expected to continue to provide to the Fund, and the compensation proposed to be paid to CRA by the Fund under the New Advisory Agreement and that the rate of such compensation is identical to the rate of compensation under the Current Advisory Agreement (which they had recently reviewed and approved). The Trustees also specifically considered the following as relevant to their recommendations:
(1) that the fee and expense ratios of the Fund are reasonable given the quality of services expected to be provided and the fee and expense ratios of comparable mutual funds; (2) the relative performance of the Fund since commencement of operations to comparable mutual funds and unmanaged indices; (3) that the terms of the New Advisory Agreement are substantially identical to those of the Current Advisory Agreement, except for different execution dates, effective dates and termination dates, and the inclusion of escrow provisions (which are applicable only in the event the Transaction closes prior to the approval of the New Advisory Agreement by Shareholders); (4) the favorable history, reputation, qualification and background of CRA and ING, as well as the qualifications of their personnel and their respective financial conditions; (5) the commitment of ING to pay the expenses of the Fund in connection with the Transaction so that shareholders of the Fund would not have to bear such expenses; (6) the possibility of benefits that may be realized by the Fund as a result of CRA's affiliation with ING, including any resources of ING that would be available to CRA; and (7) other factors deemed relevant by the Trustees.

SECTION 15(f) OF THE 1940 ACT

         Section 15(f) of the 1940 Act permits, in the context of a change in control of an investment adviser to a registered investment company, the receipt by such investment adviser (or any of its affiliated persons) of any amount or benefit in connection with such sale, as long as two conditions are satisfied. First, an "unfair burden" may not be imposed on the investment company as a result of the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory and other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

         The Board has not been advised by CRA of any circumstances arising from the Transaction that will result in the imposition of an "unfair burden" on the Fund. Moreover, ING has advised the Trustees that, upon consummation of the Transaction, it will take no action which would have the effect, directly or indirectly, of violating any of the provisions of Section 15(f) of the 1940 Act in respect of the Transaction. CRA and ING have also advised the Trustees that during the two year period following the Transaction, CRA and ING do not intend to change CRA's policies with respect to the circumstances under which voluntary fee waivers may be permitted to expire.

         The second condition of Section 15(f) is that during the three-year period immediately following a transaction to which Section 15(f) is applicable, at least 75% of the subject investment company's board of trustees must not be "interested persons" (as defined in the 1940 Act) of the investment company's investment adviser or predecessor adviser. The current composition of the Trust's Board would comply with this condition subsequent to the Transaction.

MISCELLANEOUS

         In the event that the closing of the Transaction occurs prior to the Shareholders of the Fund approving the New Advisory Agreement, any advisory fees earned by CRA under the New Advisory Agreement during such period shall be held in an interest-bearing escrow account and be paid to CRA only upon approval by Shareholders of the Fund of the New Advisory Agreement and the compensation payable thereunder earned during the period (the "Interim Period"). If the Fund's Shareholders do not vote to approve the New Advisory Agreement, the fees held in the escrow account will be remitted to the Fund, CRA will no longer serve as the Fund's investment adviser and the New Advisory Agreement will terminate. CRA has agreed to take all appropriate steps to ensure that the scope and quality of its advisory and other services provided to the Fund during the Interim Period will be at least equivalent to the scope and quality of services provided under the Current Advisory Agreement, and that, in the event of any material change in the personnel providing advisory services pursuant to the New Advisory Agreement during the Interim Period, the Trustees will be apprised and consulted to assure that they are satisfied that the services provided will not be diminished in scope or quality.

         At a meeting held on September 28, 1998, the Trustees, including the Independent Trustees, concluded that payment of the investment advisory fees under the New Advisory Agreement during the Interim Period would be appropriate and fair and recommend that the shareholders of the Fund vote to approve the payment of the advisory fees earned by CRA under the New Advisory Agreement during the Interim Period.

         In the event that the closing of the Transaction occurs prior to the Shareholders of the Fund approving the New Advisory Agreement, the approval of Proposal 1 by such Shareholders will also be deemed to approve of the payment of the advisory fees to CRA under the New Advisory Agreement during the Interim Period.

RECOMMENDATION OF THE BOARD

         Based upon a review of the above factors, the Board concluded that the terms of the New Advisory Agreement are fair to, and in the best interests, of the Fund and its Shareholders. The Trustees, including the Independent Trustees, unanimously recommend that the Shareholders of the Fund vote to approve the New Advisory Agreement at the Meeting.

CONCLUSION

         If the Shareholders of the Fund do not approve the New Advisory Agreement and the Transaction is consummated, the Trustees would consider what further action to take consistent with their fiduciary duties to the Fund. Such actions may include obtaining for the Fund interim investment advisory services at cost or at the current fee rate either from CRA or from another advisory organization. Thereafter, the Trustees would either negotiate a new investment advisory agreement with an advisory organization selected by the Trustees or make other appropriate arrangements. In the event the Transaction is not consummated, CRA would continue to serve as investment adviser of the Fund pursuant to the terms of the Current Advisory Agreement.

DESCRIPTION OF THE CURRENT ADVISORY AGREEMENT AND THE NEW ADVISORY AGREEMENT

         GENERAL

         CRA serves as the investment adviser to the Fund pursuant to the Current Advisory Agreement, which was approved by the Fund's shareholders on December 31, 1996. This Agreement will terminate upon consummation of the Transaction. The Board of Trustees recommends that Shareholders of the Fund approve the New Advisory Agreement between CRA and the Trust on behalf of the Fund, a copy of which is attached as Annex A to this Proxy Statement. The
                                     -------
description of the New Advisory Agreement set forth in this Proxy Statement is qualified in its entirety by reference to the form of New Advisory Agreement attached to this Proxy Statement as Annex A. The terms of the New Advisory
                                    -------
Agreement are identical to the terms of the Current Advisory Agreement except for dates of execution, effectiveness and terminations, and the inclusion of escrow provisions (which are applicable only in the event that the Transaction closes prior to the approval of the New Advisory Agreement by the Shareholders).

         DUTIES UNDER THE NEW ADVISORY AGREEMENT

         Under the New Advisory Agreement, CRA will make the daily investment decisions for the Fund and will continuously review, supervise, and administer the Fund's investment program. CRA will discharge its responsibilities subject to the supervision of the Trustees of the Trust in a manner consistent with the Fund's investment objectives, policies and limitations. The New Advisory Agreement also provides that CRA will not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith, or negligence on its part in the performance of its duties or from reckless disregard by CRA of its obligations or duties thereunder.

         DURATION AND TERMINATION

         If approved by shareholders at the Meeting, the New Advisory Agreement would take effect upon the later to occur of (i) the obtaining of shareholder approval or (ii) the closing of the Transaction.

         Unless terminated earlier, the New Advisory Agreement will continue in effect for a period of two years from the date of effectiveness, and thereafter, for periods of one year for so long as such continuance is specifically approved at least annually (i) by the vote of the holders of a majority of the outstanding voting securities of the Fund or by the Board of Trustees, and (ii) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

         The New Advisory Agreement will terminate automatically in the event of its assignment. The New Advisory Agreement is also terminable by CRA at any time without penalty, on not more than 60 days' written notice by the Board of Trustees or by vote of a majority of each Fund's outstanding voting securities.

COMPENSATION

         Under the New Advisory Agreement, the Trust will pay CRA a fee, which is calculated and paid monthly, at the annual rate of 0.70% of the average daily net assets of the Fund. Since commencement of investment operations on January 1, 1997, CRA received compensation from the Trust for its services to the Fund under the Current Advisory Agreement in the amount of [__________].

THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE FOR APPROVAL OF
                                                              ---
THE NEW ADVISORY AGREEMENT WITH CRA.

ADMINISTRATOR

         SEI Investments Mutual Funds Services (the "Administrator") serves as Administrator of the Fund pursuant to an administration agreement. The principal offices of SEI are located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

DISTRIBUTION

         SEI Investments Distribution Co. (the "Distributor"), an affiliate of the Administrator, serves as Distributor of the Fund's shares pursuant to a distribution agreement. The principal offices at the Distributor are located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

FUND TRANSACTIONS

         For the fiscal year ended October 31, 1997, the Trust did not pay any brokerage commissions to affiliates.

5% SHAREHOLDERS

         As of September 17, 1998, the following persons were the only persons who were, to the knowledge of the Trust, beneficial owners of 5% or more of shares of the Fund voting at this Meeting:

Class A Shares:

Institutional Shares:

The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

ADJOURNMENT

         In the event that sufficient votes in favor of the Proposal set forth in the Notice of the Special Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to any of such Proposal. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal. The costs of any such additional solicitation and of any adjourned session will be borne by CRA.

REQUIRED VOTE

         Approval of the Proposal requires the affirmative vote of a majority of the outstanding voting securities of the Fund. The 1940 Act defines "majority of the outstanding voting securities" as the vote of (i) 67% or more of the Fund's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

         Abstentions and "broker non-votes" will not be counted for or against any Proposal to which it relates, but will be counted for purposes of determining whether a quorum is present. Abstentions will be counted as votes present for purposes of determining a "majority of the outstanding voting securities" present at the Meeting, and will therefore have the effect of counting against the Proposal.

SHAREHOLDER PROPOSALS

         The Trust does not hold annual Shareholder Meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting should send their written proposals to the Secretary of the Trust c/o SEI Investments Company, Legal Department, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

REPORTS TO SHAREHOLDERS

         The Trust will furnish, without charge, a copy of the most recent Annual Report to Shareholders of the Trust and the most recent Semi-Annual Report succeeding such Annual Report, if any, on request. Shareholders should make requests by writing to the Trust c/o SEI Mutual Funds Services, at One Freedom Valley Drive, Oaks, Pennsylvania 19456, or by calling Jeff Winton of CRA at 1-888-712-1103 or us at 1-800-932-7781.

OTHER MATTERS

         The Trustees know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                                  -------------
         SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED, POSTAGE- PAID ENVELOPE.

                                     ANNEX A
                                     -------

                          INVESTMENT ADVISORY AGREEMENT

         AGREEMENT made this ___ day of ______________, 199__, by and between The Advisors' Inner Circle Fund, a Massachusetts business trust (the "Trust"), and the CRA Real Estate Securities, L.P. (the "Adviser").

         WHEREAS, the Trust is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act") consisting of several series of shares, each having its own investment policies; and

         WHEREAS, the Trust has retained SEI Fund Resources (the
"Administrator") to provide administration of the Trust's operations, subject to the control of the Board of Trustees;

         WHEREAS, the Trust desires to retain the Adviser to render investment management services with respect to its CRA Realty Shares Portfolio and such other portfolios as the Trust and the Adviser may agree upon (the "Portfolios"), and the Adviser is willing to render such services:

         NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

         1. DUTIES OF THE ADVISER. The Trust employs the Adviser to manage the investment and reinvestment of the assets, and to continuously review, supervise, and administer the investment program of the Portfolios, to determine in its discretion the securities to be purchased or sold, to provide the Administrator and the Trust with records concerning the Adviser's activities which the Trust is required to maintain, and to render regular reports to the Administrator and to the Trust's Officers and Trustees concerning the Adviser's discharge of the foregoing responsibilities.

                  The Adviser shall discharge the foregoing responsibilities subject to the control of the Board of Trustees of the Trust and in compliance with such policies as the Trustees may from time to time establish, and in compliance with the objectives, policies, and limitations for each such Portfolio set forth in the Portfolio's prospectus and statement of additional information as amended from time to time, and applicable laws and regulations.

                  The Adviser accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

         2. PORTFOLIO TRANSACTIONS. The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Portfolios and is directed to use its best efforts to obtain the best net results as described from time to time in the Portfolios' Prospectuses and Statement of Additional Information. The Adviser will promptly communicate to the Administrator and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

                  It is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or be in breach of any obligation owing to the Trust under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Trust to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time by the Portfolios' Prospectuses and Statement of Additional Information.

         3. COMPENSATION OF THE ADVISER. For the services to be rendered by the Adviser as provided in Sections 1 and 2 of this Agreement, the Trust shall pay to the Adviser compensation at the rate specified in the Schedule(s) which are attached hereto and made a part of this Agreement. Such compensation shall be paid to the Adviser at the end of each month, and calculated by applying a daily rate, based on the annual percentage rates as specified in the attached Schedule(s), to the assets. The fee shall be based on the average daily net assets for the month involved.

                  The fees payable to the Adviser under this Agreement shall be paid into an interest-bearing escrow account in the event that the holders of "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Trust have not voted to approve this Agreement by the date of the closing of the acquisition by ING Real Estate of CRA Real Estate Securities and Clarion Partners, an affiliate of the Adviser. If such approval has subsequently been obtained by December 31, 1998, the fees paid by the Trust into the escrow account (and interest thereon) shall be paid to the Adviser. If such approval has not been obtained by December 31, 1998, this Agreement shall terminate and the fees paid by the Trust into the escrow account (and interest thereon) shall be paid to the Trust.

                  All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

         4. OTHER EXPENSES. The Adviser shall pay all expenses of printing and mailing reports, prospectuses, statements of additional information, and sales literature relating to the solicitation of prospective clients. The Trust shall pay all expenses relating to mailing to existing shareholders prospectuses, statements of additional information, proxy solicitation material and shareholder reports.

         5. EXCESS EXPENSES. If the expenses for any Portfolio for any fiscal year (including fees and other amounts payable to the Adviser, but excluding interest, taxes, brokerage costs, litigation, and other extraordinary costs) as calculated every business day would exceed the expense limitations imposed on investment companies by any applicable statute or regulatory authority of any jurisdiction in which shares of a Portfolio are qualified for offer and sale, the Adviser shall bear such excess cost.

                  However, the Adviser will not bear expenses of any Portfolio which would result in the Portfolio's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code. Payment of expenses by the Adviser pursuant to this Section 5 shall be settled on a monthly basis (subject to fiscal year end reconciliation) by a reduction in the fee payable to the Adviser for such month pursuant to
                  Section 3 and, if such reduction shall be insufficient to offset such expenses, by reimbursing the Trust.

         6. REPORTS. The Trust and the Adviser agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

         7. STATUS OF THE ADVISER. The services of the Adviser to the Trust are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

         8. CERTAIN RECORDS. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Adviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on request.

         9. LIMITATION OF LIABILITY OF THE ADVISER. The duties of the Adviser shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Adviser hereunder. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law or Federal securities law which cannot be waived or modified hereby. (As used in this Paragraph 9, the term "Adviser" shall include directors, officers, employees and other corporate agents of the Adviser as well as that corporation itself).

         10. PERMISSIBLE INTERESTS. Trustees, agents, and shareholders of the Trust are or may be interested in the Adviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Adviser are or may be interested in the Trust as Trustees, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Trust as a shareholder or otherwise. In addition, brokerage transactions for the Trust may be effected through affiliates of the Adviser if approved by the Board of Trustees, subject to the rules and regulations of the Securities and Exchange Commission.

         11. LICENSE OF THE ADVISER'S NAME. The Adviser hereby agrees to grant a license to the Trust for use of its name in the names of the Portfolios for the term of this Agreement and such license shall terminate upon termination of this Agreement.

         12. DURATION AND TERMINATION. This Agreement, unless sooner terminated as provided herein, shall remain in effect until two years from date of execution, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of each Portfolio; provided, however, that if the shareholders of any Portfolio fail to approve the Agreement as provided herein, the Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

                  This Agreement may be terminated as to any Portfolio at any time, without the payment of any penalty by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio on not less than 30 days nor more than 60 days written notice to the Adviser, or by the Adviser at any time without the payment of any penalty, on 90 days written notice to the Trust. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

                  As used in this Section 11, the terms "assignment", "interested persons", and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder; subject to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

         14. CHANGE IN THE ADVISER'S MEMBERSHIP. The Adviser agrees that it shall notify the Trust of any change in the membership of the Adviser within a reasonable time after such change.

         15. NOTICE. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the last address furnished by the other party to the party giving notice: if to the Trust, at One Freedom Valley Road, Oaks, PA 19456 and if to the Adviser, at 259 North Radnor-Chester Road, Suite 205, Radnor, PA 19087.

         16. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

         17. GOVERNING LAW. This Agreement shall be governed by the internal laws of the Commonwealth of Massachusetts, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees, and is not binding upon any of the Trustees, officers, or shareholders of the Trust individually but binding only upon the assets and property of the Trust.

No portfolio of the Trust shall be liable for the obligations of any other portfolio of the Trust. Without limiting the generality of the foregoing, the Adviser shall look only to the assets of the Portfolios for payment of fees for services rendered to the Portfolios.

         IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the day and year first written above.


THE ADVISORS' INNER CIRCLE FUND

By: _________________________________

Attest:  ______________________________


CRA REAL ESTATE SECURITIES, L.P.

By: _________________________________

Attest:  ______________________________

                                    SCHEDULE
                                     TO THE
                          INVESTMENT ADVISORY AGREEMENT
                                     BETWEEN
                         THE ADVISORS' INNER CIRCLE FUND
                                       AND
                        CRA REAL ESTATE SECURITIES, L.P.

Pursuant to Article 3, the Trust shall pay the Adviser compensation at an annual rate as follows:

Portfolio                                 Fee
---------                                 ---
CRA Realty Shares Portfolio               .70% of the average daily net assets

                                     ANNEX B
                                     -------

INFORMATION REGARDING THE MANAGING DIRECTORS OF CRA:

    Name*                                    Position with CRA*
    ----                                     -----------------
    Kenneth D. Campbell                      Chairman and Co-Portfolio Manager
    T. Ritson Ferguson                       President and Co-Portfolio Manager
    Jarrett B. Kling                         Managing Director

------------
* The principal business address of each Managing Director of CRA is Suite 205, 259 North Radnor-Chester Road, Radnor, Pennsylvania 19087. The principal occupation of each Managing Director of CRA is serving in that capacity to CRA.

                         THE ADVISORS' INNER CIRCLE FUND

                           CRA REALTY SHARES PORTFOLIO

                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                October 26, 1998

                THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES
                       OF THE ADVISORS' INNER CIRCLE FUND

         The undersigned Shareholder of the CRA Realty Shares Portfolio (the "Portfolio") hereby appoint(s) Laurie Brooks, Joseph O'Donnell and Lydia A. Gavalis and each of them (with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders of the Portfolio to be held on October 26, 1998, and any adjournments thereof, to vote all of the shares of the Portfolio that the signer would be entitled to vote if personally present at the Special Meeting of Shareholders and on any other matters brought before the Meeting, all as set forth in the Notice of Special Meeting of Shareholders. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as checked below upon the following matters:

1. APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE ADVISORS' INNER CIRCLE FUND AND CRA REAL ESTATE SECURITIES RELATING TO THE MANAGEMENT OF THE ASSETS OF THE CRA REALTY SHARES PORTFOLIO.

         [ ] FOR                    [ ] AGAINST      [ ] ABSTAIN


2.       TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
         MEETING.


         The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees.

         Your signature(s) on this proxy should be exactly as your name or names appear on this proxy. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.


Dated: _____________________1998


---------------------------------------------
Signature


---------------------------------------------
Signature

ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES FOR THE PROPOSAL.

PLEASE DATE, SIGN AND RETURN PROMPTLY.